UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 4th and 5th, 2025, the Crypto Company (the “Company”) entered into Conversion Agreements with Eksa Holdings LLC, Practivist Investors LLC, and Robert Nail (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company issued an aggregate of 271,136,940 shares of its common stock to the Investors (“Shares”) in exchange for the early conversion of certain outstanding promissory notes from August 2025 (the “Original Notes”) previously held by the Investors (the “Conversion Agreements”). The number of shares issued represented 135% of the present value of the principal amount of the Original Notes, calculated using the seven-day average market price of the relevant tokens under the Original Notes and the five-trading-day volume-weighted average price (VWAP) of the Company’s common stock for the period from November 19, 2025 through November 25, 2025.

As additional consideration for the Investors’ to enter into the Conversion Agreements, the Company issued to each Investor a new Promissory Note in the original principal amount of each Investor’s Original Note (each a “Promissory Note” and collectively, the “Promissory Notes”). The aggregate principal amount of the new Promissory Notes issued to the Investors is $855,579.26. Each new Promissory Note has a maturity date that is the same as the maturity date of the respective Original Note being converted. Under the terms of the Promissory Notes, an Investor may not request repayment of a Promissory Note at any time prior to the maturity date. Each new Promissory Note is secured by a subordinated security interest in all assets of the Company, pursuant to a Security Agreement (each a “Security Agreement” and collectively, the “Security Agreements”). Each of the security interests under the Security Agreements are subordinated to those held by Three Mile Creek and AJB Capital Investments LLC.

The Promissory Notes and Conversion Agreements contain customary representations, warranties, and covenants of the Company, as well as standard events of default.

The foregoing description of the Conversion Agreements, Promissory Notes, and Security Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such form of agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

On December 10, 2025, the Company consummated the closing of the previously announced AJB Conversion Agreement, as disclosed in the Company’s Form 8-K filed on December 3, 2025 with AJB Capital Investments LLC (“AJB”). In connection with the closing, the Company issued to AJB 476,953,697 shares of the Company’s common stock, par value $0.001 per share (the “Conversion Shares”), $500,000 in cash, and a pre-funded warrant to purchase up to 713,915,563 shares of the Company’s common stock (the “Warrant”). The Warrant has an exercise price of $0.0001 per share.

Additionally, the Company entered into an amended and restated promissory note (the “New AJB Note”) in the principal amount of $93,386, which shall be the only note outstanding between AJB and the Company following the closing. The New AJB Note has a maturity date that is three years from the date of issuance of the New AJB Note. The Company also entered into an amended and restated Securities Purchase Agreement (the “Restated SPA”), which provides AJB with a second-priority, subordinated security interest in all assets of the Company pursuant to the Security Agreement dated November 7, 2024, and governs the issuance of the New AJB Note.

The AJB Conversion Agreement, New AJB Note, Restated SPA, and Warrant contain customary representations, warranties, and covenants of the Company, as well as standard events of default.

The foregoing description of the AJB Conversion Agreement, New AJB Note, Restated SPA, and Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.4 through 10.7.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference. The issuance of the new Promissory Notes to the Investors in the aggregate principal amount of $855,579.26, and the issuance of the New AJB Note in the principal amount of $93,386, each constitutes a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The Shares, Promissory Notes, Conversion Shares, and New AJB Note were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as the transactions did not involve a public offering, the investors were “accredited investors” within the meaning of Rule 501 of Regulation D, and the investors acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Conversion Agreement dated as of November 25, 2025.
10.2	Form of Promissory Note dated as of December 4, 2025.
10.3	Form of Security Agreement dated as of December 4, 2025.
10.4	Conversion Agreement dated as of November 26, 2025, by and between the Company and AJB Capital Investments LLC (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on December 3, 2025).
10.5	Amended and Restated Securities Purchase Agreement dated as of December 10, 2025, by and between the Company and AJB Capital Investments LLC.
10.6	Amended and Restated Promissory Note dated as of December 10, 2025, by and between the Company and AJB Capital Investments LLC.
10.7	Pre-Funded Warrant dated as of December 10, 2025, by and between the Company and AJB Capital Investments LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2025

THE CRYPTO COMPANY

	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim CFO and Secretary